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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 4, 2000

                        21ST CENTURY TELECOM GROUP, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Illinois                    333-47235              36-4076758
        --------                    ---------              ----------
(State of Incorporation)    (Commission File Number)       (IRS Employer
                                                           Identification No.)



                               World Trade Center
                          350 North Orleans, Suite 600
                             Chicago, Illinois 60654
                             -----------------------
               (Address of principal executive offices) (Zip Code)


                                 (312) 955-2100
                                 --------------
                         (Registrant's telephone number)


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Item 5.     OTHER EVENTS.

         On February 4, 2000, 21st Century Telelcom Group, Inc. (the "Company") rescinded its three-for-one common stock split which took effect on September 30, 1999. An amendment to the Company's Form 10-Q for the fiscal quarter ended September 30, 1999 will be filed today to reflect this rescission.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    February 4, 2000                   21st CENTURY TELECOM GROUP, INC.



                                            By:   /s/ Ronald D. Webster
                                               --------------------------------
                                                Ronald D. Webster
                                                Chief Financial Officer